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                        MATRIX ADVISORS VALUE FUND, INC.
                                  (the "Fund")

                       Supplement dated February 24, 2004
                    To the Prospectus dated October 28, 2003
     (As Previously Supplemented on November 7, 2003 and December 19, 2003)

     Redemption Fee
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     Effective May 1, 2004,  the  Redemption  Fee for the Fund will be increased from 0.75% to 1.00% for shares held for two months or less. Accordingly, effective May 1, 2004, the heading, "Fees and Expenses" on page 5 of the Prospectus is revised as follows:

     Redemption fee (as a percentage of amount redeemed)*. . . . . 1.00%

     *The redemption fee applies to those shares that you have held for two months or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.